Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of PG&E Corporation, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; (ii) shares of common stock (“Common Stock”); (iii) shares of preferred stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents this 21st day of February 2020.

/s/ Richard R. Barrera Richard R. Barrera	/s/ Dominique Mielle Dominique Mielle

/s/ Jeffrey L. Bleich Jeffrey L. Bleich	/s/ Meridee A. Moore Meridee A. Moore

/s/ Nora Mead Brownell Nora Mead Brownell	/s/ Eric D. Mullins Eric D. Mullins

/s/ Cheryl F. Campbell Cheryl F. Campbell	/s/ Kristine M. Schmidt Kristine M. Schmidt

/s/ Fred J. Fowler Fred J. Fowler	/s/ William L. Smith William L. Smith

/s/ William D. Johnson William D. Johnson	/s/ Alejandro D. Wolff Alejandro D. Wolff

/s/ Michael J. Leffell Michael J. Leffell	/s/ John M. Woolard John M. Woolard

POWER OF ATTORNEY

William D. Johnson, the undersigned, Chief Executive Officer and President of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Chief Executive Officer and President (principal executive officer) of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; (ii) shares of common stock (“Common Stock”); (iii) shares of preferred stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 21st day of February 2020.

/s/ William D. Johnson William D. Johnson

POWER OF ATTORNEY

Jason P. Wells, the undersigned, Executive Vice President and Chief Financial Officer of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President and Chief Financial Officer (principal financial officer) of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; (ii) shares of common stock (“Common Stock”); (iii) shares of preferred stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 21st day of February 2020.

/s/ Jason P. Wells Jason P. Wells

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President and Controller of PG&E Corporation, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, JUSTYNA LLOYD, ROBIN J. REILLY, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of the Corporation:

(A)

a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission relating to the offering and sale by the Corporation of the following securities of the Corporation (collectively, the “Securities”): (i) debt securities, debentures, notes and/or other debt obligations of any seniority and whether senior or subordinated or secured or unsecured; (ii) shares of common stock (“Common Stock”); (iii) shares of preferred stock (“Preferred Stock”); (iv) depositary shares representing fractional interests in Preferred Stock; (v) warrants for the purchase of Common Stock, Preferred Stock or Debt Securities; (vi) contracts to purchase or sell any of the foregoing (the “Purchase Contracts”), which may be issued separately or as part of units consisting of a Purchase Contract and other securities or obligations issued by the Corporation or any of its subsidiaries or other affiliates or third parties (including, without limitation, other Securities and United States treasury securities); and (vii) subscription rights to purchase Common Stock; and

(B)	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 21st day of February 2020.

/s/ David S. Thomason David S. Thomason